Exhibit 10.17

AMENDMENT NO. 2 TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Senior Secured Credit Agreement (this “Amendment”) is entered into as of November 1, 2024, by and among Phoenix Capital Group Holdings, LLC, a Delaware limited liability company (the “Company”), Phoenix Operating LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders (as defined in the Credit Agreement) party hereto, which constitute the Majority Lenders, and Fortress Credit Corp., as Administrative Agent (as defined in the Credit Agreement). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

This Amendment is entered into in reference to the following facts:

WHEREAS, the Company, the Borrower, Lion of Judah Capital, LLC, as Holdings, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated as of August 12, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as further amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, the Credit Parties have requested that the Administrative Agent and the Majority Lenders amend the Credit Agreement in certain respects, on the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows.

ARTICLE 1 – AMENDMENT

1.1 Amendments. In reliance upon the representations and warranties set forth in Section 3.1 below and upon satisfaction of the conditions to effectiveness set forth in Section 2.1 below, the Credit Agreement is hereby amended as follows:

(a)	Schedule 9.02 of the Credit Agreement is hereby amended by adding the following line item to the end thereof:

Indebtedness under the Secured, Subordinated Promissory Note, dated as of November 1, 2024, by and among Lasers International 401k Trust, a Wyoming trust, MBR LLC, a Wyoming limited liability company, and Adamantium, in an aggregate outstanding amount not to exceed $7,000,000; provided that any such Indebtedness shall be subordinated to the Secured Obligations in a manner satisfactory to the Administrative Agent.

(b)	Schedule 9.03 of the Credit Agreement is hereby amended by adding the following line item to the end thereof:

Liens securing Indebtedness expressly permitted by Section 9.02(i); provided that the Liens securing any such Indebtedness shall be subordinated to the Liens securing the Secured Obligations in a manner satisfactory to the Administrative Agent.

ARTICLE 2 – CONDITIONS

2.1 Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions, in each case, in form and substance reasonably satisfactory to the Administrative Agent (such date on which the Amendment becomes effective, the “Amendment Effective Date”):

(a)	the execution and delivery of this Amendment by the Company, the Borrower, the Administrative Agent and the Majority Lenders;

(b)	after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(c)

after giving effect to this Amendment, the representations and warranties contained in Article 3 hereof shall be true and correct in all material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) on and as of the date hereof as though made on and as of the date hereof (although any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) as of the specified earlier date).

ARTICLE 3 – REPRESENTATIONS AND WARRANTIES

3.1 Credit Party Representations and Warranties. In order to induce the Administrative Agent and the Majority Lenders to enter into this Amendment, each Credit Party party hereto represents and warrants to the Administrative Agent and the Majority Lenders that:

(a)

the execution, delivery and performance by such Credit Party (other than the Specified Additional Guarantors) of this Amendment (i) are within such Credit Party’s limited liability company powers, (ii) have been duly authorized by all necessary limited liability company action, (iii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect other than those approvals or consents which, if not made or obtained, would not cause a Default under the Credit Agreement, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Amendment or the other Loan Documents, (iv) will not violate any applicable law or regulation that is material or the charter, bylaws or other organizational documents of such Credit Party or any material

2

order of any Governmental Authority, (v) will not violate or result in a default under any indenture or other material instrument or agreement binding upon such Credit Party, or give rise to a right thereunder to require any payment to be made by such Credit Party and (vi) will not result in the creation or imposition of any Lien on any Property of such Credit Party (other than Liens securing the Secured Obligations);

(b)	this Amendment constitutes the valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms;

(c)

after giving effect to this Amendment, such Credit Party’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) on and as of the date hereof as though made on and as of the date hereof (although any representations and warranties which expressly relate to an earlier date are true and correct in material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) as of the specified earlier date); and

(d)	after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

ARTICLE 4 – GENERAL PROVISIONS

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and such Credit Party has no defense to its performance obligations or other obligations (contingent or otherwise) to pay the Secured Obligations when due. Each Credit Party hereby agrees that the amendments and modifications herein contained shall not limit or impair any Liens securing the Secured Obligations or such Credit Party’s obligation (contingent or otherwise) to pay the Secured Obligations when due, each of which is hereby ratified and affirmed in all respects.

4.2 Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute an amendment, waiver or modification of any other provision of the Credit Agreement or any other Loan Document, does not constitute a waiver of timely compliance with the provisions of the Credit Agreement or any provision of any other Loan Document, does not constitute a waiver of any Default or Event of Default (other than the Specified Defaults) whether or not known to the Administrative Agent or the Majority Lenders, and does not entitle the Credit Parties to any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document, or to a consent to any transaction, in the future in similar or dissimilar circumstances. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and confirmed in all respects. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Amended Credit Agreement.

3

4.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

4.4 Final Agreement. This Amendment is intended by the Credit Parties, the Administrative Agent and the Majority Lenders to be the final, complete, and exclusive expression of the agreement between them relating to the subject matter hereof. The terms of this Amendment supersede any and all prior oral or written agreements relating to the subject matter hereof.

4.5 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4.6 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 12.09(b) through (d) of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Loan Document. This Amendment shall constitute a Loan Document (as defined in the Credit Agreement and Amended Credit Agreement), and all the terms and provisions of the Credit Agreement and Amended Credit Agreement relating to Loan Documents shall apply hereto.

[signatures on next page]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

PHOENIX CAPITAL GROUP HOLDINGS, LLC

By:	/s/ Adam Ferrari
Name: Adam Ferrari
Title: Chief Executive Officer

BORROWER:

PHOENIX OPERATING LLC

By: Phoenix Capital Group Holdings, LLC, its Manager

By:	/s/ Adam Ferrari
Name: Adam Ferrari
Title: Chief Executive Officer

Signature Page to Amendment No. 2 to Amended and Restated Senior Secured Credit Agreement

GUARANTORS:

PHOENIX CAPITAL GROUP HOLDINGS I LLC
PHOENIX EQUITY HOLDINGS, LLC
ADAMANTIUM CAPITAL LLC

By: Phoenix Capital Group Holdings, LLC, its Sole Member

By:	/s/ Adam Ferrari
Name:	Adam Ferrari
Title:	Chief Executive Officer

FIREBIRD SERVICES, LLC

By: Phoenix Operating LLC, its Sole Member

By: Phoenix Capital Group Holdings, LLC, its Manager

By:	/s/ Adam Ferrari
Name:	Adam Ferrari
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to Amended and Restated Senior Secured Credit Agreement

SPECIFIED ADDITIONAL GUARANTORS:

ADAM FERRARI

By:	/s/ Adam Ferrari
Name:	Adam Ferrari

BRYNN FERRARI

By:	/s/ Brynn Ferrari
Name:	Brynn Ferrari

CURTIS ALLEN

By:	/s/ Curtis Allen
Name:	Curtis Allen

LINDSEY WILSON

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson

Signature Page to Amendment No. 2 to Amended and Restated Senior Secured Credit Agreement

ADMINISTRATIVE AGENT and LENDER:

FORTRESS CREDIT CORP.

By:	/s/ Thomas Kelly
Name:	Thomas Kelly
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Senior Secured Credit Agreement